Exhibit 10(clxxvi)
                                AMENDMENT NO. 1
                                     TO THE
                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                  EMPLOYEES' RETIREMENT SAVINGS PLAN (401(k))
              (As Amended and Restated Effective January 1, 1994)

     Hamilton Beach/Proctor-Silex, Inc. hereby adopts this Amendment No. 1 to the Hamilton Beach/Proctor-Silex, Inc. Employees' Retirement Savings Plan (401(k)) (the "Plan"). Except as otherwise provided herein, the provisions of this Amendment shall be effective July 1, 1995. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                   Section 1

     A new Section 1.1(12A) is hereby added to the Plan, to read as follows:

                  "(12A) Disability: The termination of an Employee's employment with the Controlled Group under circumstances which make him eligible for benefits under the long-term disability program sponsored by his Employer or the federal Social Security Act. An Employee who terminates his employment due to a Disability shall be referred to as being "Disabled" for as long as such Disability continues."

                                   Section 2

     Section 1.1(16) of the Plan is hereby amended by adding the words ", Post-1994 Matching Employer Contributions provided for in Section 3.5A," after the words "prior to January 1, 1992".

                                   Section 3

     Section 1.1(17) of the Plan is hereby amended in its entirety to read as follows:

                  "(17) Entry Date:  Each January 1, April 1, July 1 and October
                  1. In addition, there shall be a one-time special Entry Date effective and occurring on July 1, 1995."

                                   Section 4

     Effective as of January 1, 1995, Section 1.1(20)(c) of the Plan is hereby amended by adding the phrase "and room and board expenses" after the phrase "related educational fees" therein.


                                   Section 5

     A new Section 1.1(25A) is hereby added to the Plan, to read as follows:

                  "(25A) Matching Employer Contributions: Mandatory Matching Employer Contributions and Additional Matching Employer Contributions made to the Plan prior to January 1, 1992 (together, "Pre-1992 Matching Employer Contributions") and Post-1994 Matching Employer Contributions made by an Employer pursuant to Section 3.5A."

                                   Section 6

     Section 1.1(40) of the Plan is hereby amended in its entirety to read as follows:

                  "(40) Vested Interest: A Participant shall have a 100% Vested Interest in the portion of his Account which is derived from Participant Contributions, Qualified Nonelective Contributions, Rollover Contributions, Profit Sharing Contributions and Pre-1992 Matching Employer Contributions. A Participant shall have a 100% Vested Interest in the portion of his Account derived from Post-1994 Matching Employer Contributions upon completion of five (5) Years of Vesting Service.

                  Notwithstanding the foregoing, a Participant shall have a 100% Vested Interest in his entire Account when he attains his Normal Retirement Date or becomes Disabled or dies while employed by a Controlled Group Member. A Participant's Vested Interest shall be nonforfeitable at all times."

                                   Section 7

     A new Section 1.1(41) is hereby added to the Plan, to read as follows:

                  "(41) Year of Vesting Service: Each Employee shall be credited with one Year of Vesting Service for each year of employment by the Controlled Group. For this purpose, periods of absence from work of less than 12 months shall be included in determining years of employment. Service of 6 months, or greater, in any employment year as measured from the date of hire (original or aggregated) shall be rounded to credit for one Year of Vesting Service. In no event, however, shall an Employee be credited with greater than one Year of Vesting Service for any employment year."


                                   Section 8

     Section 2.1 of the Plan is hereby amended by deleting the phrase "age 20-1/2" and by replacing it with the phrase "age 21."

                                   Section 9

     Section 2.3 of the Plan is hereby amended by adding the words "and Post-1994 Matching Employer Contributions" after the words "with respect to Participant Contributions" in the second and third lines thereof.

                                   Section 10

     New Sections 3.5A and 3.5B are hereby added to the Plan, immediately following section 3.5, to read as follows:

                  "3.5A Amount of Post-1994 Matching Employer Contributions. Each Employer shall contribute to the Trust Fund Post-1994 Matching Employer Contributions in an amount equal to 50% of the first 2% of Before-Tax Contributions made for each Participant who is an Employee of such Employer up to a total Post-1994 Matching Employer Contribution of 1% of each such Participant's Compensation. The Employer shall transmit its Post-1994 Matching Employer Contributions on account of a payroll period to the Trustee at the same time that it transmits the Before-Tax Contributions to which such Post-1994 Matching Employer Contributions relate.

                  3.5B Allocation of Post-1994 Matching Employer Contributions. Each Employer's Post-1994 Matching Employer Contributions made for a payroll period shall be allocated and credited to the Account of each Participant for whom Before-Tax Contributions were made during such payroll period, with each such
                  Participant being credited with a portion of the Employer's Post-1994 Matching Employer Contribution equal to 50% of the first 2% of his Before-Tax Contributions for such payroll period up to a total Post-1994 Matching Employer Contribution of 1% of his Compensation for such payroll period."

                                   Section 11

     The first sentence of Section 3.6 of the Plan is hereby amended by adding the words ",Section 4.2A, or Section 4.2B" after the words "deem necessary to cause Section 4.2" therein.

                                   Section 12

     A new  Section  3.8 is  hereby  added to the  Plan,  immediately  following section 3.7, to read as follows:

                  "3.8 Reduction of Employer Contributions. The amount of Employer Contributions determined to be payable to the Trust Fund shall be reduced by amounts which have been forfeited or held in a suspense account in accordance with the terms of the Plan."

                                   Section 13

     Section 4.1 of the Plan is amended by adding a new Subsection (3) thereto, to read as follows:

                       (3) In the event that a Participant's Before-Tax Contributions under this Plan exceed the amount described in Subsection (1) of this Section, or in the event that a Participant's Before-Tax Contributions made under this Plan do not exceed such amount but he allocates a portion of his excess deferrals to his Before-Tax Contributions made to this Plan, Post-1994 Matching Employer Contributions, if any, made with respect to such Before-Tax Contributions (and any income allocable thereto) shall be forfeited and applied to reduce subsequent Post-1994 Matching Employer Contributions required under the Plan."

                                   Section 14

     Section  4.2 of the Plan is hereby  amended  by (a)  adding  the words "and
Section 4.2A" after the words "For purposes of this Section" in the second and fourth sentences of Subsection (2) thereof, (b) adding the words "and Section 4.2A" after the words "For purposes of this Section" in Subsection (3) thereof, and (c) adding a new Subsection (5) thereto, to read as follows:

                  "(5) Post-1994 Matching Employer Contributions made with respect to a Participant's excess contributions (and any income allocable thereto) shall be forfeited and applied to reduce subsequent Post-1994 Matching Employer Contributions required under the Plan as well as administrative expenses of the Plan.".

                                   Section 15

     New Sections 4.2A and 4.2B are hereby added to the Plan, immediately following Section 4.2, to read as follows:

                  "4.2A   ACP Test.

                       (1) Notwithstanding any provision of the Plan to the contrary, for any Plan Year the contribution percentage (as defined in Subsection (2) of this Section) for the group of Highly Compensated Eligible Employees (as defined in Section 4.2(3)) for such Plan Year shall not exceed the greater of 125 percent of the contribution percentage for all other Eligible Employees or the lesser of 200 percent of the contribution percentage for all other Eligible Employees, or the contribution percentage for all other Eligible Employees plus 2 percentage points. If two or more plans of the Controlled Group to which matching contributions, employee after-tax contributions or before-tax contributions (as defined in Section 4.1(1)) are made are treated as one plan for purposes of Code Section 410(b), such plans shall be treated as one plan for purposes of this Subsection; and if a Highly Compensated Eligible Employee participates in two or more plans of the Controlled Group to which such contributions are made, all such contributions shall be aggregated for purposes of this Subsection.

                       (2) For the purposes of this  Section,  the  contribution
                  percentage for a specified group of Eligible Employees for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group) of the sum of the Post-1994 Matching Employer Contributions and, at the election of an Employer, any Before-Tax Contributions or Qualified Nonelective Contributions paid under the Plan by or on behalf of each such Eligible Employee for such Plan Year and not taken into account for such Plan Year under Section 4.2(2) to the Eligible Employee's compensation (as defined in
                  Section 4.2(2)) for such Plan Year. In the case of a Highly Compensated Eligible Employee who is either a 5-percent owner (as defined in Code Section 416(i)(1)) or one of the ten most Highly Compensated Employees, the combined contribution ratio for the family group (as such term is defined in Section
                  4.2(2)), which shall be treated as one Highly Compensated Employee, shall be determined by combining the Post-1994 Matching Employer Contributions (and, at the election of an Employer, Before-Tax Contributions or Qualified Nonelective Contributions) and compensation of all members of the family group who are Eligible Employees. For the purposes of determining "the contribution percentage for all other Eligible Employees" as referred to in Subsection (1) of this Section, the contributions described in the preceding paragraph for and the compensation of all members of the family group shall be disregarded.

                       (3) In the event that excess aggregate  contributions (as
                  such term is hereinafter defined) are made to the Trust for any Plan Year, then, prior to March 15 of the following Plan Year, such excess contributions (and any income allocable thereto) shall be forfeited (if forfeitable) and applied as provided in Section 3.8 or (if not forfeitable) shall be distributed to the Highly Compensated Eligible Employees on the basis of the respective portions of the excess contributions attributable to each such Eligible Employee. For the purposes of this Subsection, the term "excess aggregate contributions" shall mean, for any Plan Year, the excess of
                  (a) the aggregate amount of the Post-1994 Matching Employer Contributions actually paid to the Trust Fund by or on behalf of Highly Compensated Eligible Employees for such Plan Year over (b) the maximum amount of such Post-1994 Matching Employer Contributions permitted for such Plan Year under Subsection (1) of this Section, determined by reducing Post-1994 Matching Employer Contributions made by or on behalf of Highly Compensated Eligible Employees in order of their contribution percentages (as defined in Subsection (2) of this Section) beginning with the highest of such percentages. Notwithstanding the foregoing provisions of this Subsection, in the case of a Highly Compensated Eligible Employee whose contribution percentage is determined under the family aggregation rules set forth in Subsection (2) of this Section, the determination and correction of the amount of excess aggregate contributions shall be made by reducing the contribution ratio in accordance with the "leveling" method described in Treasury Regulation Section 1.401(k)-1(f)(2) and allocating the excess aggregate contributions for the family group among its members in proportion to the Post-1994 Matching Employer Contributions of each member of the family group that is combined to determine the contribution ratio.

                  4.2B   Multiple Use of the Alternative Limitation.
                  (1)  Notwithstanding  the  provisions  of  Article  III or the foregoing  provisions  of  this  Article  IV,  if,  after  the application of Sections 4.1, 4.2 and 4.2A, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Eligible Employees (as defined in Section 4.2(3)) exceeds the aggregate limit (as defined in Subsection (2) of this Section), then the contributions made for such Plan Year for Highly Compensated Eligible Employees will be reduced so that the aggregate limit is not exceeded. Such reductions shall be made first in Before-Tax Contributions (but only to the extent that they are not matched by Post-1994 Matching Employer Contributions) and then in Post-1994 Matching Employer Contributions. Reductions in contributions shall be made in the manner provided in Section
                  4.2 or 4.2A, as applicable. The amount by which each such Highly Compensated Eligible Employee's contribution percentage amount is reduced shall be treated as an excess contribution or an excess aggregate contribution under Section 4.2 or 4.2A, as applicable. For the purposes of this Section, the actual deferral percentage and contribution percentage of the Highly Compensated Eligible Employees are determined after any reductions required to meet those tests under Sections 4.2 and 4.2A. Notwithstanding the foregoing provisions of this Section, no reduction shall be required by this Subsection if either (a) the actual deferral percentage of the Highly Compensated Eligible Employees does not exceed 1.25 multiplied by the actual deferral percentage of the non-Highly Compensated Eligible Employees, or (b) the contribution percentage of the Highly Compensated Eligible Employees does not exceed 1.25 multiplied by the contribution percentage of the non-Highly Compensated Eligible Employees.

                       (2) For  purposes of this  Section,  the term  "aggregate
                  limit" shall mean the greater of the limit  produced by (a) or
                  (b) below:

                       (a) the  sum of (i) 125  percent  of the  greater  of the
                  actual deferral percentage of the non-Highly Compensated Eligible Employees or the average contribution percentage of the non-Highly Compensated Eligible Employees subject to
                  Section 401(m) of the Code for the Plan Year, and (ii) two (2) plus the lesser of such actual deferral percentage or actual contribution percentage (however, this amount shall not exceed 200 percent of the lesser of such actual deferral percentage or actual contribution percentage);

                       (b) the  sum of (i)  125  percent  of the  lesser  of the
                  actual deferral percentage of the non-Highly Compensated Eligible Employees for the Plan Year or the actual contribution percentage of the non-Highly Compensated Eligible Employees subject to Section 401(m) of the Code for the Plan Year, and (ii) two (2) plus the greater of such actual deferral percentage or actual contribution percentage (however, this amount shall not exceed 200 percent of the greater of such actual deferral percentage or actual contribution percentage)."

                                   Section 16

     Section 4.3(1) of the Plan is hereby amended in its entirety to read as follows:

                  "(1) In order to ensure that at least one of the actual deferral percentages specified in Section 4.2(1) and at least one of the contribution percentages specified in Section 4.2A(1) and the aggregate limit specified in Section 4.2B are satisfied for each Plan Year, the Company shall monitor (or cause to be monitored) the amount of Before-Tax Contributions and Post-1994 Matching Employer Contributions being made to the Plan by or for each Eligible Employee during each Plan Year. In the event that the Company determines that neither of such actual deferral percentages, neither of such contribution percentages or such aggregate limit will be satisfied for a Plan Year, and if the Committee in its sole discretion determines that it is necessary or desirable, the Before-Tax Contributions and/or Post-1994 Matching Employer Contributions made thereafter by or for each Highly Compensated Eligible Employee (as defined in Section 4.2(3)) may be reduced (pursuant to non-discriminatory rules adopted by the Company) to the extent necessary to decrease the actual deferral percentage and/or the contribution percentage for Highly Compensated Eligible Employees for such Plan Year to a level which satisfies either of the actual deferral percentages, either of the contribution percentages and/or the aggregate limit."

                                   Section 17

     Section 4.3(3) of the Plan is hereby amended by adding the words ", 4.2A, and 4.2B" after the words "described in Sections 4.1 and 4.2" therein.

                                   Section 18

     Section 4.4 of the Plan is hereby amended by adding the words "4.2A or 4.2B" after the words "set forth in Section 4.2" each time those words appear therein.

                                   Section 19

     Effective January 1, 1995, Section 4.5(1) of the Plan is hereby amended by deleting the parenthetical phrase in clause (a) thereof and replacing it with the following parenthetical phrase: "(as adjusted pursuant to Code Section 415(d))."

                                   Section 20

     Section 4.5(4) of the Plan is hereby amended in its entirety to read as follows:

     "(4) If a Participant's annual additions would exceed the limitations of Subsection (1) of this Section for a Plan Year as a result of the allocation of forfeitures, a reasonable error in estimating the Participant's compensation, or a reasonable error in determining the amount of Before-Tax Contributions that may be made with respect to the Participant under the limitations of this Section (or other facts and circumstances which the Commissioner of Internal Revenue finds justify application of the following rules of this Subsection), Before-Tax Contributions (which are not subject to Post-1994 Matching Employer Contributions) made by the Participant for such Plan Year (together with any gains attributable thereto) shall be returned to him to the extent necessary. If the return of all such non-matched Before-Tax Contributions is not sufficient to cause the limitations of Subsection (1) of this Section not to be exceeded for such Plan Year, Before-Tax Contributions which are subject to Post-1994 Matching Employer Contributions made by the Participant for such Plan Year (together with any gains attributable thereto) shall be returned to him to the extent necessary and the corresponding Post-1994 Matching Employer Contributions shall be forfeited and applied to reduce future Employer Contributions and administrative expenses of the Plan. In the event a reduction is necessary to avoid exceeding the limitations set forth in this section, and the individual is a participant in two defined contribution plans maintained by the Controlled Group, the affected individual's benefits under this Plan shall be reduced first to the extent necessary to avoid exceeding such limitations." Section 21

     Section 5.2 of the Plan is hereby amended by deleting the parenthetical phrase "(as further divided into Matching Contributions and Profit Sharing Contributions)" and by substituting therefor the parenthetical phrase "(as further divided into Pre-1992 Matching Employer Contributions, Profit Sharing Contributions and Post-1994 Matching Employer Contributions)".

                                   Section 22

     Section 6.1(1) of the Plan is hereby amended by deleting the term "Vested Interest" and replacing it with the word "interest".

                                   Section 23

     Section 6.2(1) of the Plan is hereby amended by deleting the phrase "pursuant to Section 6.1 shall be" and replacing it with the phrase "pursuant to
Section 6.1 shall be nonforfeitable and it shall be."

                                   Section 24

     Section 6.3 of the Plan is hereby amended by adding the words "With Full Vesting" to the end of the heading of thereof.

                                   Section 25

     The first clause of Section 6.3(1) of the Plan is hereby amended in its entirety to read as follows:

     "(1) Subject to the provisions of Section 6.4, if a Participant's termination of employment with the Controlled Group occurs (other than by reason of his death) on or after he has reached his Normal Retirement Age, on or after the date he has been credited with at least five (5) Years of Vesting Service or by reason of his Disability, his entire Account, valued as of the Valuation Date specified in Subsection (3) of this Section shall be nonforfeitable and shall be paid or commence to be paid to him under one of the following methods as the Participant shall elect:"

                                   Section 26

     A new  Section  6.3A is  hereby  added to the Plan,  immediately  following
Section 6.3, to read as follows:

                  "6.3A Distribution on Other Termination of Employment.

                       (1) Subject to the provisions of Section 6.4, if a Participant's termination of employment with the Controlled Group occurs under circumstances other than those covered by Sections 6.2 and 6.3, his entire Vested Interest valued as of the Valuation Date specified in Section 6.3(3), shall be paid or commence to be paid to him under one of the methods set forth in Section 6.3(1) as the Participant shall elect (limited to the method specified in Section 6.3(1)(a) for Participants who first became Participants on or after January 1, 1994); and that portion of his Post-1994 Matching Employer Contributions Sub-Account which is not nonforfeitable under
                  Section 1.1(40) shall be forfeited on the date the Participant terminates employment with the Controlled Group.

                       (2) Notwithstanding the foregoing provisions of this Article, if the value of the Vested Interest of a Participant does not exceed $3,500 on the Valuation Date preceding his termination of employment with the Controlled Group and never exceeded $3,500 at the time of any previous withdrawal or distribution, such Vested Interest shall be paid to him in a lump sum in cash as soon as practicable after such Valuation Date. If the value of the Participant's Vested Interest on such Valuation Date is less than 100 percent, the non-vested portion of the Participant's Account shall be deemed to have been paid to him in a lump sum as soon as practicable after such Valuation Date. That portion of the Participant's Post-1994 Matching Employer Contributions Sub-Account which is not then nonforfeitable shall be forfeited on the date he terminates employment with the Controlled Group.

                       (3) Amounts,  if any, forfeited pursuant to the preceding
                  Subsections of this Section shall be used to reduce subsequent Employer Contributions, being applied to the extent possible against the subsequent Employer Contributions of the Employers of the Participants from whose Accounts such forfeitures arise. In the event of the termination of the Plan, any forfeitures not so applied at the time of such termination shall be returned to the Employers of the Participants from whose Accounts such forfeitures arose.

                       (4) If a Participant  who terminates  employment with the
                  Controlled Group under the circumstances covered by Subsection
                  (1) of this Section is rehired as an Employee, an amount equal to the amount forfeited under the preceding Subsections of this Section shall be restored to his Account immediately upon his reemployment as an Employee."

                                   Section 27

     Section 6.5 is hereby amended by deleting the word "Account" whenever such word appears therein and by substituting therefor the words "Vested Interest".

                                   Section 28

     Section  6.8(2) of the Plan is hereby  amended by adding the words "as well
as  his  Vested  Interest  in  his  Post-1994  Matching  Employer   Contribution
Sub-Account" after the words "Rollover Contributions Sub-Account" therein.

                                   Section 29

     The first sentence of Section 6.11(1) of the Plan is hereby amended by deleting the phrase "from his Account" and replacing it with the phrase "from the Vested Interest of his Account."

                                   Section 30

     The third sentence of Section 6.11(1) of the Plan is hereby amended by deleting the words "Matching Contributions Sub-Account" and substituting therefor the words "Vested Interest in the portion of his Matching Employer
Contributions Sub-Account that is comprised of his Pre-1992 Matching Employer Contributions Sub-Account and Post-1994 Matching Employer Contributions Sub-Account".

                                   Section 31

     The first sentence of Section 6.11(2) of the Plan is hereby amended in its entirety to read as follows:

                  "A Participant may only have two loans outstanding at a time."

                                   Section 32

     Section 6.11(4)(d)(iii) of the Plan is hereby amended in its entirety to read as follows:

                  "(iii) repayment within a specified period of time (in monthly increments, with a minimum of 12 months), which shall not extend beyond five years except that the term of a principal residence loan may extend to thirty years."

                                   Section 33

     The first sentence of Section 13.3 of the Plan is hereby amended by adding the words "or Post-1994 Matching Employer Contributions" after the words "greater or lesser Participant Contributions" therein.

                                   Section 34

     A new Section 16.5A is hereby added to the Plan, to read as follows:

                  "16.5 Minimum Vesting Requirement. If the Plan is a Top-Heavy Plan for any Plan Year, each Employee who has completed at least three Years of Vesting Service and who has an Hour of Service after the Plan becomes a Top-Heavy Plan shall have a nonforfeitable right to 100 percent of his Post-1994 Matching Employer Contributions Sub-Account. The vesting schedule described in the immediately preceding sentence shall cease to be applicable when the Plan ceases to be a Top-Heavy Plan, provided that an Employee's Post-1994 Matching Employer Contributions Sub-Account that becomes nonforfeitable pursuant thereto before the Plan ceases to be a Top-Heavy Plan shall remain nonforfeitable and the change in the vesting schedule resulting from the inapplicability of the vesting schedule described in the immediately preceding sentence shall be subject to the provisions of Section 12.3."



                  EXECUTED this 16th day of May, 1995.

                                              HAMILTON BEACH/PROCTOR-SILEX, INC.


                                              By:  Ronald C. Eksten

                                              Title: Vice President